ADDENDUM TO
                           PURCHASE AND SALE AGREEMENT
                             DATED OCTOBER 31, 1995


     THIS ADDENDUM TO PURCHASE AND SALE AGREEMENT DATED OCTOBER 31, 1995 is made and entered into this 11th day of March 1997, by and between American Registration Systems, Inc., an Indiana corporation ("ARS") and Image Technology, Inc., a Nevada corporation ("ITI"), as follows:

     Paragraphs 3.1 and 6.2 are each amended by deleting from each thereof the date "May 1, 1997" and inserting in its place the date "May 1, 1999."

     Paragraphs 3.1 and 6.2 are each hereby further amended to provide that ITI shall have no payment obligation prior to May 1, 1998, and that ARS shall not be entitled to place ITI in default with respect to such payment obligation prior to May 1, 1998.

     All other terms and conditions of said Purchase and Sale Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date and year first above written.

AMERICAN REGISTRATION SYSTEMS,           IMAGE TECHNOLOGY, INC., a Nevada
INC., an Indiana corporation             corporation


By:__________________________            By:_____________________________